AMENDMENT NUMBER ONE
WESBANCO, INC. 401(K) PLAN

BY THIS AGREEMENT, WesBanco, Inc. 401(k) Plan (herein referred to as the "Plan") is hereby amended as follows, effective as of February 28, 2025, except as otherwise provided herein:

1. The section of the Adoption Agreement entitled "ELECTIVE SERVICE CREDITING" is amended as follows:

ELECTIVE SERVICE CREDITING (1.59(C)). The Plan must credit Related Employer Service under Section 1.24(C) and also must credit certain Predecessor Employer/Predecessor Plan Service under Section 1.59(B). If the Plan is a Multiple Employer Plan, the Plan also must credit Service as provided in Section 12.08. The Plan also elects under Section 1.59(C) to credit as Service the following Predecessor Employer service (select one of (a) or (b)):

(a) [ ] Not applicable. No elective Predecessor Employer Service crediting applies (skip to Election 14).

(b) [X] Applies. The Plan credits the specified service with the following designated Predecessor Employers as Service for the Employer for the purposes indicated (select one or more of (1) and (2)):

[Note: Any elective Service crediting under this Election 13 must be nondiscriminatory.]

(1)	[ ] All purposes. Credit as Service for all purposes, service with Predecessor Employer(s):___________________________________ (insert as many names as needed).

(2)	[X] Designated purposes. Credit as Service, service with the following Predecessor Employer(s) for the designated purpose(s): (select one or more of (a) through (d); select purposes as applicable.)	(1) Eligibility	(2) Vesting	(3) Contribution Allocation

	a. [X] Employer: Your Community Bank	[X]	[X]	[ ]
	b. [X] Employer: First Sentry Bank	[X]	[X]	[ ]
	c. [X] Employer: Farmers Capital Bank Corporation	[X]	[X]	[ ]
	d. [X] Employer: Old Line Bank	[X]	[X]	[ ]
	e. [X] Employer: AmTrust	[X]	[X]	[ ]
	f. [X] Employer: Fidelity Bancorp, Inc.	[X]	[X]	[ ]
	g. [X] Employer: Premier Bank	[X]	[X]	[ ]
	h. [ ] Any entity the Employer acquires whether by asset or stock purchase, but only with respect to individuals who are employees of the acquired entity at the time of the acquisition	[ ]	[ ]	[ ]

Time period. Subject to any exceptions noted under Election 13(f), the Plan credits as Service under Elections 13(b)(1) or (2) (select one or more of (c), (d), or (e)):

(c) [X] All. All service, regardless of when rendered.

(d) [ ] Service after. All service, which is or was rendered after:____________(specify date).

(e) [ ] Service before. All service, which is or was rendered before:_____________(specify date).

Describe elective Predecessor Employer Service crediting (leave blank if not applicable)

(f) [ ] Describe: ___________________________________________________________________________________________________

[Note: Under Election 13(f), the Employer may describe service crediting from the elections available under Elections 13(b) through (e), or a combination thereof as to a Participant group and/or Contribution Type (e.g., For all purposes credit all service with X, but credit service with Y only on/after 1/1/18 OR Credit all service for all purposes with entities the Employer acquires after 12/31/17 OR Service crediting for X Company applies only for purposes of Nonelective Contributions and not for Matching Contributions).]

194761-01 (effective February 28, 2025)

* * * * * * *

The Employer executes this Amendment on the date specified below.

WesBanco, Inc.

Date: 2-26-25	By: /s/ Jeffrey H. Jackson
EMPLOYER

Jeffrey H. Jackson, President & CEO
[print name/title]

194761-01 (effective February 28, 2025)

AMENDMENT NUMBER ONE TO WESBANCO, INC. 401(K) PLAN

SUMMARY PLAN DESCRIPTION
MATERIAL MODIFICATIONS

I
INTRODUCTION

This is a Summary of Material Modifications regarding the WesBanco, Inc. 401(k) Plan ("Plan"). Unless stated otherwise, the modifications described in this summary are effective as of February 28, 2025. This is merely a summary of the most important changes to the Plan and information contained in the Summary Plan Description ("SPD") previously provided to you. It supplements and amends that SPD so you should retain a copy of this document with your copy of the SPD. If you have any questions, contact the Administrator. If there is any discrepancy between the terms of the Plan, as modified, and this Summary of Material Modifications, the provisions of the Plan will control.

II
SUMMARY OF CHANGES

1. Service with another Employer - Eligibility

For eligibility purposes, your Years of Service with Your Community Bank, First Sentry Bank, Farmers Capital Bank Corporation, Old
Line Bank, AmTrust, Fidelity Bancorp. Inc., and Premier Bank may be counted. See your Plan Administrator for details if you think you may be affected by this provision.

2. Service with another Employer – Vesting Purposes

For vesting purposes, your Years of Service with Your Community Bank, First Sentry Bank, Farmers Capital Bank Corporation, Old Line
Bank, AmTrust, Fidelity Bancorp. Inc., and Premier Bank may be counted. See your Plan Administrator for details if you think you may be affected by this provision.